Exhibit 10.4(17)
FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
This First Amendment to Employment Agreement (this “Amendment”) is entered into by and between Jonathan Halkyard (“Employee”) and MGM Resorts International (“Employer or Company”), as of December 6, 2022. Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).
RECITALS

WHEREAS, Employer and Employee have entered into that certain Employment Agreement, effective as of September 1, 2022 (the “Agreement”); and

WHEREAS, Employee is willing and Employer desires to modify certain terms and conditions to the Agreement as more fully set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in the Agreement, the parties hereto agree as follows:

1.Amendments.

a.Employer and Employee hereby agree to amend Section 10.1.1 by adding the following sentence at the end thereof:

“Employer shall also pay Employee any Earned Bonus Amount (as defined below).”

b.Employer and Employee hereby agree to amend Section 10.1.2 by adding the following sentence at the end thereof:

“Employer shall also pay Employee any Earned Bonus Amount (as defined below).”

c.Employer and Employee hereby agree to amend Section 10.2.1 by adding the following sentence at the end thereof:

“Employer shall also pay Employee any Earned Bonus Amount (as defined below).”

d.Employer and Employee hereby agree to amend Section 10.2.1(a) by adding the following sentence at the end thereof:

“Employer shall also pay Employee any Earned Bonus Amount (as defined below).”

e.Employer and Employee hereby agree to clarify and amend Section 10.3.1 by adding the following sentence at the end thereof:

“For the avoidance of doubt, an earned bonus includes any bonus where the performance period has been completed and a bonus has become determinable (an “Earned Bonus Amount”).”

2.Effectiveness. The amendments set forth in Section 1 shall be effective as of the date hereof.

3.Other Provisions of Agreement. The parties acknowledge that the Agreement is being modified only as stated herein, and agree that nothing else in the Agreement shall be affected by this Amendment.

4.Employee Acknowledgment. Employee agrees that Employee has had enough time to review this Amendment, ask questions about its content, and consult with counsel of Employee’s choosing before signing below.

IN WITNESS WHEREOF, EMPLOYER AND EMPLOYEE HAVE ENTERED INTO THIS AGREEMENT.

Jonathan Halkyard	MGM Resorts International
/s/ Jonathan Halkyard	/s/ William J. Hornbuckle
By: William J. Hornbuckle, Chief Executive Officer and President
Dated: 12-7-22	Dated: